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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 25, 1999 relating to the financial statements and financial statement schedule, which appears in COMFORCE Corporation's Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the references to us under the heading "Experts" in such Registration Statement.


                                    /s/ PricewaterhouseCoopers LLP

                                    PRICEWATERHOUSECOOPERS LLP



Melville, New York
December 19, 2000